EXHIBIT (i)(2)


                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 77 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated June 20, 2001, which was filed as Exhibit (i) to Post-Effective Amendment No. 76.


                                        /s/ Eric G. Woodbury
                                        Eric G. Woodbury, Esq.
July 20, 2001
Boston, Massachusetts